================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                              --------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                NOVEMBER 14, 2006

                              --------------------

                                MICROISLET, INC.
               (Exact Name of Registrant as Specified in Charter)

                              --------------------


           NEVADA                      001-32202                 88-0408274
(State or Other Jurisdiction   (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)


6370 NANCY RIDGE DRIVE, SUITE 112, SAN DIEGO, CALIFORNIA           92121
        (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's Telephone Number, Including Area Code: (858) 657-0287

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

APPROVAL OF PROPOSALS BY STOCKHOLDERS

On November 14, 2006, our stockholders approved each of the following proposals as described in the our Definitive Proxy Statement filed with the Securities and Exchange Commission on October 18, 2006:

1. Elected James R. Gavin III, M.D., Ph.D., John J. Hagenbuch, Myron A. Wick III, Robert W. Anderson, M.D., Steven T. Frankel, and Bertram E. Walls as directors to serve for the next year and until their successors are elected.

2. Ratified the selection of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2006.

3. Approved amendments to the MicroIslet, Inc. 2005 Equity Incentive Plan to increase the plan reserve by 1,000,000 new shares and to confirm that no awardee may be granted awards within any calendar year for more than 500,000 shares (except that in connection with his or her initial service, an awardee may be granted awards covering up to an additional 2,000,000 shares).

Additionally, on November 14, 2006, the board of directors appointed Bertram E. Walls to certain board committees. The board committees currently have the following membership:

Audit Committee
---------------
Steven T. Frankel (Chairman)
Robert W. Anderson, M.D.
Bertram E. Walls

Nominating and Governance Committee
-----------------------------------
Steven T. Frankel (Chairman)
Robert W. Anderson, M.D.
Bertram E. Walls

Compensation Committee
----------------------
Steven T. Frankel (Chairman)
Robert W. Anderson, M.D.
Bertram E. Walls

Executive Committee
-------------------
John J. Hagenbuch (Chairman)
Myron A. Wick III
James R. Gavin III, M.D., Ph.D.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            MICROISLET, INC.

Date:  November 20, 2006                    By:  /s/ Kevin A. Hainley
                                                 -------------------------------
                                                 Kevin A. Hainley
                                                 Interim Chief Financial Officer


                                      -3-